Joint Filer Information

Name: Centerbridge Credit Partners General Partner, L.P.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

CENTERBRIDGE CREDIT PARTNERS GENERAL PARTNER, L.P.

By: Centerbridge Credit GP Investors, L.L.C., its general partner

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Credit GP Investors, L.L.C.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

Centerbridge Credit GP Investors, L.L.C.

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Credit Partners Master, L.P.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

CENTERBRIDGE CREDIT PARTNERS MASTER, L.P.

By: Centerbridge Credit Partners Offshore General Partner, L.P., its general partner

By: Centerbridge Credit Offshore GP Investors, L.L.C., its general partner

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Credit Partners Offshore General Partner, L.P.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

CENTERBRIDGE CREDIT PARTNERS OFFSHORE GENERAL PARTNER, L.P.

By: Centerbridge Credit Offshore GP Investors, L.L.C., its general partner

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Credit Offshore GP Investors, L.L.C.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

Centerbridge Credit Offshore GP Investors, L.L.C.

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Capital Partners II (Cayman), L.P.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

CENTERBRIDGE CAPITAL PARTNERS II (CAYMAN), L.P.

By: Centerbridge Associates II (Cayman), L.P.,

its general partner

By: Centerbridge GP Investors II (Cayman), L.P., its

general partner

By: CCP II Cayman GP Ltd., its

general partner

By: Centerbridge GP Investors II, LLC, its

director

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Capital Partners SBS II (Cayman), L.P.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

CENTERBRIDGE CAPITAL PARTNERS SBS II (CAYMAN), L.P.

By: Centerbridge Associates II (Cayman), L.P.,

its general partner

By: Centerbridge GP Investors II (Cayman), L.P., its

general partner

By: CCP II Cayman GP Ltd., its

general partner

By: Centerbridge GP Investors II, LLC, its

director

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Associates II (Cayman), L.P.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

CENTERBRIDGE ASSOCIATES II (CAYMAN), L.P.

By: Centerbridge GP Investors II (Cayman), L.P., its

general partner

By: CCP II Cayman GP Ltd., its

general partner

By: Centerbridge GP Investors II, LLC, its

director

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge GP Investors II (Cayman), L.P.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

CENTERBRIDGE GP INVESTORS II (CAYMAN), L.P.

By: CCP II Cayman GP Ltd., its

general partner

By: Centerbridge GP Investors II, LLC, its

director

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: CCP II Cayman GP Ltd.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

CCP II CAYMAN GP LTD.

By: Centerbridge GP Investors II, LLC, its

director

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Special Credit Partners General Partner II AIV IV (Cayman), L.P.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

CENTERBRIDGE SPECIAL CREDIT PARTNERS II AIV IV (CAYMAN), L.P.

By: Centerbridge Special Credit Partners General

Partner II (Cayman), L.P., its general partner

By: Centerbridge Special GP Investors II (Cayman),

L.P., its general partner

By: CSCP II Cayman GP Ltd., its general partner

By: Centerbridge Special GP Investors II, L.L.C., its

director

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Special Credit Partners General Partner II (Cayman), L.P.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

CENTERBRIDGE SPECIAL CREDIT PARTNERS GENERAL PARTNER II (CAYMAN), L.P.

By: Centerbridge Special GP Investors II (Cayman),

L.P., its general partner

By: CSCP II Cayman GP Ltd., its general partner

By: Centerbridge Special GP Investors II, L.L.C., its

director

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Special GP Investors II (Cayman), L.P.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

CENTERBRIDGE SPECIAL GP INVESTORS II (CAYMAN), L.P.

By: CSCP II Cayman GP Ltd., its general partner

By: Centerbridge Special GP Investors II, L.L.C., its

director

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: CSCP II Cayman GP Ltd.

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

CSCP II CAYMAN GP LTD.

By: Centerbridge Special GP Investors II, L.L.C., its

director

/s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Mark T. Gallogly

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

MARK T. GALLOGLY

/s/ Mark T. Gallogly

Name: Jeffrey H. Aronson

Address: 375 Park Avenue, 12th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners, L.P.

Issuer & Ticker Symbol: Genco Shipping & Trading Limited (GNKSF)

Date of Event Requiring Statement: July 9, 2014

Signature:

Jeffrey H. Aronson

/s/ Jeffrey H. Aronson